                                                                Exhibit 10.45

                              AMENDMENT NUMBER 1 TO
                HEMOPHILIA THERAPY PHARMACY MANAGEMENT AGREEMENT

         This Agreement is made and entered into for the purpose of amending the Hemophilia Therapy Pharmacy Management Agreement (hereinafter referred to as the "Agreement") which was entered into May 9, 1997, by and between Texas Health Pharmaceutical Resources (hereinafter referred to as "THPR") and Children's Medical Center of Dallas (hereinafter referred to as the "Company").

                                   WITNESSETH

         WHEREAS, Company is an eligible Covered Entity and therefore is able to access Public Health Service pricing for hemophilia products for certain of its home hemophilia patients; and

         WHEREAS, Company has contracted the performance of certain taska necessary to provide services to its hemophilia patient population to THPR;

         WHEREAS, these services have undergone dramatic changes in the level of reimbursement from third party payors in the last six months;

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1.   Effective January 1, 1998, ("Effective Date") Exhibit B of
Section III (Compensation) be and hereby is amended by deleting the first paragraph thereof and substituting in the place thereof, the following sentence:

              In exchange for services provided by THPR under
              section 1A through IJ of this Agreement, the Company agrees to pay THPR a monthly fee equal to * of hemophilia patients including those who are covered under the Chronically Ill Children's Program, Texas Medicaid program, the Federal Medicare program and those covered by private insurance.

         2. All other provisions of the Agreement shall remain in full force and effect except as modified by this Agreement.

         IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed as of the 25 day of February, 1998, to be effective as set out hereinabove.


                             CHILDREN'S MEDICAL CENTER OF DALLAS

                             By: /s/ George D Farr
                                -----------------------------------
                             Title: President and CEO
                                -----------------------------------
                             Address: 1935 Motor Street
                                -----------------------------------
                                      Dallas, TX 75235
                                -----------------------------------


                               TEXAS HEALTH PHARMACEUTICAL RESOURCES,
                                a general partnership

                             By: NOVA FACTOR, INC.,
                                a general partner

                             By: /s/ David D Stevens
                                -----------------------------------
                             Title: CEO
                                -----------------------------------
                             Address: 1620 Century Center Parkway
                                -----------------------------------
                                      Memphis, TN 38134
                                -----------------------------------


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.